CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We  hereby  consent to the use in the Prospectus

constituting part  of  this Registration Statement on Form

SB-2  for  Excel Publishing,  Inc.,  of  our report dated

September  8,  2000, relating to the August 31, 2000

financial statements of  Excel Publishing, Inc., which

appears in such Prospectus.   We  also consent to the

reference to us under the heading "Experts".



/s/ Pritchett, Siler & Hardy, P.C.

PRITCHETT, SILER & HARDY, P.C.

Salt Lake City, Utah
December 5, 2000


                                      E-20


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